Exhibit 99.1

Media Release

FOR IMMEDIATE RELEASE	Contact:	Janice McDill, 312.698.6707
janice.mcdill@grubb-ellis.com
Grubb & Ellis Realty Advisors, Inc. Enters Into Definitive Agreement
to Purchase Properties for Business Combination; Files Preliminary
Proxy Statement for Business Combination
Company to Host Conference Call Tuesday at 10 a.m. Eastern time
CHICAGO (June 18, 2007) – Grubb & Ellis Realty Advisors, Inc., (AMEX: GAV) announced today that it has entered into a definitive agreement to purchase a portfolio of three office properties – the Danbury Corporate Center in Danbury, Conn., Abrams Centre in Dallas and 6400 Shafer Court in Rosemont, Ill. – from Grubb & Ellis Company (NYSE: GBE), the Company’s sponsor and affiliate.
     Realty Advisors is a “blank check company” formed by Grubb & Ellis Company in September 2005 for the purpose of acquiring, through a purchase, asset acquisition or other business combination, one or more commercial real estate properties and/or assets, principally office and industrial properties in suburban, secondary and tertiary markets.
     Grubb & Ellis Company acquired the properties in 2007 as part of its strategy to accumulate assets for transfer to Realty Advisors having a combined value sufficient to constitute Realty Advisors’ business combination. Prior to entering into the agreement today, Grubb & Ellis Company and Realty Advisors did not have any agreement with respect to these properties and Realty Advisors did not have any obligation to purchase these or any other properties from Grubb & Ellis Company.
     Grubb & Ellis Company acquired the properties for an aggregate purchase price of approximately $122.3 million. Pursuant to today’s agreement, Grubb & Ellis Company will sell the properties to Realty Advisors on a “cost neutral basis” taking into account the costs and expenses paid by Grubb & Ellis Company with respect to the purchase of the properties and imputed interest on cash advanced by Grubb & Ellis Company with respect to the properties.
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Grubb & Ellis Company
500 West Monroe Street Suite 2800 Chicago, IL 60661 312.698.4900

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Grubb & Ellis Realty Advisors, Inc. Enters Into Definitive Agreement to Purchase Properties for Business Combination; Files Preliminary Proxy Statement for Business Combination
     In addition, upon the closing of the proposed transaction, pursuant to an agreement entered into by Realty Advisors and Grubb & Ellis Company at the time of Realty Advisors’ initial public offering in February 2006, Realty Advisors will pay Grubb & Ellis Company an acquisition fee equal to one percent of the purchase price paid by Grubb & Ellis for the properties.
     Realty Advisors will acquire the properties subject to non-recourse mortgage loans from Wachovia Bank, N.A. in the aggregate amount of $120.5 million, which are secured by the properties. The proceeds of the mortgage loans were used to finance the purchase of the Danbury property, to fund certain required reserves for all three properties, to pay the lender’s fees and costs and to repay certain amounts borrowed by Grubb & Ellis Company with respect to the Abrams and Shafer properties.
     The closing of the acquisition of the properties is conditioned upon, among other things, the approval of the transaction by the holders of a majority of the shares of common stock issued in Realty Advisors’ initial public offering, and the holders of less than 20 percent of the shares of common stock issued in the initial public offering voting against the transaction and electing to exercise their conversion rights.
     The Company also announced today that it has filed a preliminary proxy statement with the Securities and Exchange Commission pursuant to which it will seek stockholder approval of the business combination and certain other matters.
     Grubb & Ellis Realty Advisors will host a conference call and live Webcast to discuss the proposed business combination on Tuesday, June 19 at 10 a.m. ET. The Company will post a slide show presentation prior to the conference call.
     The conference call will be Webcast on the investor relations section of the Grubb & Ellis Realty Advisors’ Web site at http://www.grubb-ellisrealtyadvisors.com or may be accessed by dialing 866.770.7051 for domestic callers and 617.213.8064 for international callers. The conference call ID number is 14728574. An audio replay will be available beginning at noon ET on June 19 until 6 p.m. ET on June 26, and can be accessed by dialing 888.286.8010 for domestic callers and 617.801.6888 for international callers and entering conference call ID 56498524. In addition, the conference call audio and slide presentation will be archived on the Company’s Web site following the call.
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Grubb & Ellis Realty Advisors, Inc. Enters Into Definitive Agreement to Purchase Properties for Business Combination; Files Preliminary Proxy Statement for Business Combination
Grubb & Ellis Realty Advisors, Inc.
Grubb & Ellis Realty Advisors, Inc. is a blank check company formed by Grubb & Ellis Company in September 2005 for the purpose of acquiring office and industrial commercial real estate assets in suburban, secondary and tertiary markets. For more information, visit the Company’s Web site at www.grubb-ellisrealtyadvisors.com.
Forward-looking Statement
Statements included in this release may constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by these statements. Such factors which could adversely affect the Company’s ability to obtain these results include, among other things: (i) the availability of investment opportunities in real-estate-related assets; (ii) general volatility of the market price of the Company’s securities; (iii) the Company’s ability to find an appropriate investment opportunity within given time constraints; (iv) the availability of qualified personnel; (v) changes in the real estate industry, interest rates, the debt securities markets or the general economy; (vi) changes in governmental regulations, tax rates and similar matters; (vii) changes in generally accepted accounting principles by standard-setting bodies; (viii) the degree and nature of the Company’s competition and (ix) other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2006, December 31, 2006 and March 31, 2007 and in the Company’s other filings with the Securities and Exchange Commission (including the Preliminary Proxy Statement on Schedule 14A filed with the SEC on June 18, 2007).
Important Additional Information Will Be Filed with the SEC
Grubb & Ellis Realty Advisors, Inc. (the “Company”) has filed a preliminary proxy statement with the SEC. THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT. THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders and investors may obtain free copies of the proxy statement (when available) and other documents filed by the Company through the Web site maintained by the SEC at www.sec.gov. In addition, the Company’s stockholders and investors may obtain free copies of the proxy statement (when available) and other documents filed by the Company from the Company by contacting the Company c/o Corporate Secretary at 500 W. Monroe St., Suite 2800, Chicago, IL 60661 or calling 312.698.6707.
Before making any voting decisions with respect to the proposed business combination or any of the other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement, the Company’s stockholders and investors are urged to read the proxy statement and other documents filed by the Company when they become available.
The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed business combination and other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement. Information regarding the names, affiliations and interests of such individuals is set forth in the Company’s preliminary proxy statement which was filed with the SEC on June 18, 2007, as such information may be supplemented by the Company’s definitive proxy statement when it is filed with the SEC, and in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2006.
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